EXHIBIT 21.1

LIST OF SUBSIDIARIES OF WILLIAM LYON HOMES, A DELAWARE CORPORATION

William Lyon Homes, Inc.

(a California corporation)

California Equity Funding, Inc.

(a California corporation)

Sycamore CC, Inc.

(a California corporation)

Presley Homes

(a California corporation)

Presley CMR, Inc.

(a California corporation)

Duxford Financial, Inc. (formerly Presley Mortgage Company)

(a California corporation)

Bayport Mortgage, L.P.

(a California limited partnership)

Duxford Title Reinsurance Company

(a Vermont corporation)

PH—LP Ventures

(a California corporation)

PH-Reilly Ventures, Inc.

(a California corporation)

Silver Creek Preserve

(a California non-profit public benefit company)

HSP, Inc.

(a California corporation)

PH Ventures-San Jose

(a California corporation)

Cerro Plata Associates, LLC

(a Delaware limited liability company)

Henry Ranch, LLC

(a Delaware limited liability company)

William Lyon Southwest, Inc.

(an Arizona corporation)

PLC/Lyon Waterfront Residential, LLC

(a Delaware limited liability company)

Lyon Waterfront, LLC

(a Delaware limited liability company)

East Garrison Partners I, LLC

(a California limited liability company)

Lyon East Garrison Company I, LLC

(a California limited liability company)

Spectrum 90 Investors, LLC

(a Delaware limited liability company)

4S Ranch Planning Area 38, LLC

(a Delaware limited liability company)

San Miguel Village, LLC

(a Delaware limited liability company)

Lyon Treviso, LLC

(a Delaware limited liability company)

WLH Enterprises (formerly The Ranch Golf Club Co. which was formerly Carmel Mountain Ranch)

(a California general partnership)

Laguna Big Horn, LLC

(a Delaware limited liability company)

Mountain Falls, LLC

(a Nevada limited liability company)

Mountain Falls Golf Course, LLC

(a Nevada limited liability company)

Whitney Ranch Village 5, LLC

(a Delaware limited liability company)

Queen Creek Joint Venture, LLC

(an Arizona limited liability company)

Lyon Vista Del Mar 533, LLC

(a Delaware limited liability company)

Circle G at the Church Farm North Joint Venture, LLC

(an Arizona limited liability company)

Duxford Insurance Services, LLC

(a California limited liability company)

Duxford Escrow, Inc.

(a California corporation)

Nobar Water Company

(a California corporation)

William Lyon Mortgage Series of CWB

Mortgage Ventures, LLC

(a California limited liability company)

Lyon Mayfield, LLC

(a Delaware limited liability company)

Lyon Mayfield, Inc

(a Delaware corporation)

Lyon Branches, LLC

(a Delaware limited liability company)

Lyon Mission, LLC

(a Delaware limited liability company)

Horsethief Canyon Partners

(a California general partnership)

Lyon Whistler, LLC

(a Delaware limited liability company)

Brentwood Palmilla Owner LLC

(a Delaware limited liability company)